Exhibit 17(a)
                                                        Registration No. 2-84904
                                                                        811-3790

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 14

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 16
                           QUANTITATIVE GROUP OF FUNDS
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                               55 Old Bedford Road
                          Lincoln, Massachusetts 01733
                          ----------------------------
               (Address of Principal Executive Offices)( Zip Code)
                                 (617) 259-1144
                                  ------------
               Registrant's Telephone Number, including Area Code
                          EDWARD L. PITTMAN, President
                           Quantitative Group of Funds
                               55 Old Bedford Road
                          Lincoln, Massachusetts 01773
                          ----------------------------
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Joseph Fleming, Esq.
                            DECHERT, PRICE AND RHODES
                       Ten Post Office Square, Suite 1230
                           Boston, Massachusetts 02109
                             ----------------------
             It is proposed that this filing will become effective:

              /_/ immediately upon filing pursuant to paragraph (b)
                     /_/ on (date) pursuant to paragraph (b)
            /_/ 60 days after filing pursuant to paragraph (a) /X/ on
              August 1, 1996 Pursuant to paragraph (a) of Rule 485
                             ----------------------

Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended March 31, 1996 was filed on May 30, 1996.
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